                                                                    Exhibit 10.4


                                 FIRST AMENDMENT
                                 ---------------

         FIRST AMENDMENT, dated as of October 28, 2002 (this "Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT (the "Credit Agreement"), dated as of April 17, 2001, among FLAVORS HOLDINGS INC., a Delaware corporation, PNEUMO ABEX CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), BNP PARIBAS, as documentation agent, and JPMORGAN CHASE BANK, as paying agent (in such capacity, the "Paying Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested that the Lenders agree to amend or waive certain provisions of the Loan Documents; and

         WHEREAS, the Lenders are willing to amend or waive such provisions on and subject to the terms and conditions herein;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have those meanings when used herein.

         Section 2. Amendment to Section 1.1 of the Credit Agreement.

         (a) The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         "Applicable Margin": (a) 3.00% in the case of ABR Loans and (b) 4.00% in the case of Eurodollar Loans.

Accordingly, the Pricing Grid is hereby deleted from the Credit Agreement.

         (b) Section 1.1 of the Credit Agreement is hereby further amended by adding the following new defined terms in appropriate alphabetical order:

         "Panavision Notes": the 9-5/8% Senior Subordinated Discount Notes due 2006 issued by Panavision and owned by the Borrower in an aggregate principal amount of $11,420,000.

         "Panavision Notes Disposition": the sale by the Borrower to Mafco Holdings, Inc. or any Subsidiary thereof (other than Holdings and its Subsidiaries) of the Panavision Notes for an aggregate amount in cash of not less than $4,363,300 plus accrued interest.

         "Panavision Shares Disposition": the sale by PVI Acquisition of the Panavision Shares to Mafco Holdings, Inc. or any Subsidiary thereof (other than Holdings and its Subsidiaries) in accordance with the Stipulation of Settlement filed on July 26, 2002 with the Court of Chancery for the State of Delaware in and for New Castle County.

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                                                                               2

         Section 3. Amendment to Section 2.15(b) of the Credit Agreement.
Section 2.15(b) of the Credit Agreement is hereby amended by adding the following proviso to the end of the second sentence thereof:

    "provided, that the mandatory prepayment resulting from the Panavision Notes Disposition shall be applied to the remaining installments of the Term Loans in inverse order of maturity"

         Section 4. Amendment to Sections 7.5(e) and 7.6(f) of the Credit Agreement. (a) Section 7.5(e) of the Credit Agreement is hereby amended by replacing the text thereof with the reference "[INTENTIONALLY OMITTED]" and (b)
Section 7.6(f) of the Credit Agreement is hereby amended by deleting the words "and the Botanical Sale".

         Section 5. Amendment to Section 8 of the Credit Agreement. Section 8 of the Credit Agreement is hereby amended by deleting paragraph (m) thereof.

         Section 6. Waivers, etc.. (a) The provisions of the Guarantee and Collateral Agreement and any other relevant Loan Document are hereby waived to the extent necessary to permit the Panavision Shares Disposition. The provisions of Section 7.9 of the Credit Agreement are hereby waived to the extent necessary to permit the Panavision Notes Disposition.

         (b) For the avoidance of doubt, the parties hereto hereby acknowledge and agree that no mandatory prepayment shall result from the Panavision Shares Disposition.

         Section 7. PVI Acquisition. Effective on the date of the Panavision Shares Disposition, all provisions of the Loan Documents relating to PVI Acquisition are hereby deleted, including, without limitation, clauses (iii) and
(iv) of the definition of "Change of Control" contained in Section 1.1 of the Credit Agreement, the reference to PVI Acquisition in the definition of "Group Members" contained in Section 1.1 of the Credit Agreement, clause (ii) of
Section 8(k) of the Credit Agreement and the references to PVI Acquisition in
Section 8(l) of the Credit Agreement.

         Section 8. Consent to Release of Liens and Guarantee. The parties hereto hereby agree to (a) release all Liens in favor of the Paying Agent on the Panavision Shares and the Panavision Notes, in each case effective on the date of the Panavision Shares Disposition and the Panavision Notes Disposition, respectively, and (b) release PVI Acquisition from all of its obligations and liabilities under the Guarantee and Collateral Agreement, effective on the date of the Panavision Shares Disposition.

         Section 9. Representations and Warranties. The representations and warranties made by the Borrower in Section 4 of the Credit Agreement, after giving effect to this Amendment and the transactions contemplated hereby, shall be true and correct in all material respects, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date. The Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         Section 10. Effectiveness. This Amendment shall be effective on and as of the date (the "Effective Date") on which (a) this Amendment shall have been executed and delivered by the Borrower, Holdings and each Lender; (b) the Borrower shall have reduced the Total Revolving Commitments to no greater than $10,000,000 pursuant to Section 2.7 of the Credit Agreement, with any requirement for advance notice thereof being hereby waived; (c) the Borrower shall have prepaid the Term Loans pursuant to Section 2.9(b) of the Credit Agreement in the amount of at least $4,363,300 with the proceeds of the Panavision Notes Disposition, with such prepayment being applied as described in Section 3 of this Amendment; and (d) the Paying Agent shall have received, for the account of each Lender that has delivered an executed counterpart hereof to the Paying Agent prior to 5:00 P.M., New York City time, on October 28, 2002, an amendment fee equal to 0.50% of each such Lender's Term Loan and Revolving Commitment (determined after giving effect to the reduction described in clause (b) above and the prepayment described in clause (c) above).

         Section 11. Continuing Effect of Loan Documents. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower. Except as expressly amended or modified herein, the provisions of the Loan Documents are and shall remain in full force and effect.

         Section 12. Counterparts; Binding Effect. (a) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (b) The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to the effectiveness hereof) and binding in respect of all of its commitments and Loans, including any commitments or Loans acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

         Section 13. Payment of Expenses. The Borrower agrees to pay or reimburse the Paying Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Paying Agent.

         Section 14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



                     [Rest of page left intentionally blank]


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                                                                               4

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                            FLAVORS HOLDINGS INC.

                                            By: /s/ Peter W. Grace
                                            ------------------------------------
                                                    Title: Senior Vice President


                                            PNEUMO ABEX CORPORATION

                                            By: /s/ Peter W. Grace
                                            ------------------------------------
                                                    Title: Senior Vice President


                                            JPMORGAN CHASE BANK, as Paying Agent
                                            and as a Lender

                                            By: /s/ Neil R. Boylan
                                            ------------------------------------
                                                    Title: Managing Director


                                            BNP PARIBAS, as Documentation Agent
                                            and as a Lender

                                            By: /s/ PJ de Filippis
                                            ------------------------------------
                                                    Title: Managing Director

                                            By: /s/ Cecile Scherer
                                            ------------------------------------
                                                    Title: Director Merchant
                                                           Banking Group


                                            ARCHIMEDES FUNDING III, LTD.

                                            BY:     ING Capital Advisors LLC,
                                                    as Collateral Manager

                                            By: /s/ Michael J. Campbell
                                            ------------------------------------
                                                    Title: Managing Director


                                            ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                            BY:     ING Capital Advisors LLC,
                                                    as Collateral Manager

                                            By: /s/ Michael J. Campbell
                                            ------------------------------------
                                                    Title: Managing Director

                                            BALANCED HIGH YIELD FUND II, LTD.

                                            BY:     ING Capital Advisors LLC,
                                                    as Asset Manager

                                            By: /s/ Michael J. Campbell
                                            ------------------------------------
                                                    Title: Managing Director


                                            CREDIT SUISSE FIRST BOSTON

                                            By: /s/ Jay Chall
                                            ------------------------------------
                                                    Title: Director

                                            By: /s/ Cassandra Droogan
                                            ------------------------------------
                                                    Title: Associate


                                            ING PRIME RATE TRUST

                                            By: ING Investments, LLC
                                            as its investment manager

                                            By: /s/ Brian S. Horton
                                            ------------------------------------
                                                    Title: Vice President


                                            LONG LANE MASTER TRUST IV

                                            BY: FLEET NATIONAL BANK AS TRUST
                                            ADMINISTRATOR

                                            By: /s/ Renee Nadler
                                            ------------------------------------
                                                    Title: Managing Director


                                            ML CLO XII PILGRIM AMERICA (CAYMAN)
                                            LTD.

                                            By: ING Investments, LLC
                                            as its investment manager


                                            By: /s/ Brian S. Horton
                                            ------------------------------------
                                                    Title: Vice President

                                         ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

                                         By: ING Investments, LLC
                                         as its investment manager


                                         By: /s/ Brian S. Horton
                                         ---------------------------------------
                                                 Title: Vice President


                                         ML CLO XX PILGRIM AMERICA (CAYMAN) LTD

                                         By: ING Investments, LLC
                                         as its investment manager


                                         By: /s/ Brian S. Horton
                                         ---------------------------------------
                                                 Title: Vice President


                                         MOUNTAIN CAPITAL CLO I LTD.

                                         By: /s/ C. Antony Mellin
                                         ---------------------------------------
                                                 Title: Director


                                         MOUNTAIN CAPITAL CLO II LTD.

                                         By: /s/ C. Antony Mellin
                                         ---------------------------------------
                                                 Title: Director


                                         ORIX FINANCIAL SERVICES INC.

                                         By: /s/ Mark A. Kassis
                                         ---------------------------------------
                                                 Title: Senior Vice President


                                         PILGRIM AMERICA HIGH INCOME
                                         INVESTMENTS LTD.

                                         By: ING Investments, LLC
                                         as its investment manager


                                         By: /s/ Brian S. Horton
                                         ---------------------------------------
                                                 Title: Vice President

                                         PILGRIM CLO 1999-1 LTD.

                                         By: ING Investments, LLC
                                         as its investment manager


                                         By: /s/ Brian S. Horton
                                         ---------------------------------------
                                                 Title: Vice President


                                         SEQUILS - PILGRIM I, LTD.

                                         By: ING Investments, LLC
                                         as its investment manager


                                         By: /s/ Brian S. Horton
                                         ---------------------------------------
                                                 Title: Vice President


                                         VAN KAMPEN SENIOR INCOME TRUST

                                         By:     Van Kampen Investment Advisory
                                                 Corp.

                                         By: /s/ Brad Langs
                                         ---------------------------------------
                                                 Title: Vice President


                                         VAN KAMPEN PRIME RATE INCOME TRUST

                                         By:     Van Kampen Investment Advisory
                                                 Corp.

                                         By: /s/ Brad Langs
                                         ---------------------------------------
                                                 Title: Vice President


                                         VAN KAMPEN SENIOR FLOATING RATE FUND

                                         By:     Van Kampen Investment Advisory
                                                 Corp.

                                         By: /s/ Brad Langs
                                         ---------------------------------------
                                                 Title: Vice President